UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Franklin Parkway, San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 312-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2005, the Board of Directors (the “Board”) of Franklin Resources, Inc. (the “Company”) approved an amendment and restatement of the Amended and Restated Annual Incentive Compensation Plan (the “AIP”) principally to (a) provide that the allocation of actual amounts to the award pools under the AIP for a plan year and the determination and payment of actual incentive awards for a plan year may be made in advance of the completion of such plan year and (b) make various conforming and other technical changes to the AIP. The amendment and restatement of the AIP was not subject to the approval of the stockholders of the Company, nor was the amendment and restatement determined to be material to the Company. A copy of the AIP, as amended and restated on September 22, 2005, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Restricted Fund Unit Awards.

Pursuant to the terms of Section 5.1 of the AIP, incentive awards may be paid in cash or, among other things, in shares of investment companies in the Franklin Templeton Investments funds, subject to restrictions and vesting determined by the Compensation Committee of the Board to be appropriate. Accordingly, the Company has adopted standard forms of a Notice of Restricted Fund Unit Award and Restricted Fund Unit Award Agreement for awards to certain investment management personnel and, potentially, others, copies of which forms are attached hereto as Exhibit 10.2 and incorporated herein by reference (“Standard IM Award Documents”), and forms of a Notice of Restricted Fund Unit Award and Restricted Fund Unit Award Agreement in the case of awards made to certain other investment management personnel and, potentially, others, copies of which forms are attached hereto as Exhibit 10.3 and incorporated herein by reference (“Other IM Award Documents”). The forms of Other IM Award Documents differ from the forms of Standard IM Award Documents with regard to the timing of the vesting of restricted fund units credited as a result of dividends paid from time to time with respect to the shares of the applicable class of a series of an investment company in the Franklin Templeton Investments funds issuable for each restricted fund unit.

The following is a summary of the principal terms of the forms of Standard IM Award Documents and Other IM Award Documents, which are qualified in their entirety by reference to Exhibits 10.2 and 10.3, respectively:

The Company may issue to participants, including executive officers (hereinafter, each a “Participant”), restricted fund units (“Units”) as set forth in the Notice of Restricted Fund Unit Award, subject to the rights of and limitations on Participant as owner thereof as set forth in the Restricted Fund Unit Award Agreement.

Transfer Restrictions. The Units may not be transferred by Participant in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may designate a beneficiary of the Units in the event of Participant’s death. The terms of the Restricted Fund Unit Award Agreement shall be binding upon the executors, administrators, heirs, successors and transferees of Participant.

Vesting. The Units shall become vested in accordance with the vesting schedule in the Notice of Restricted Fund Unit Award so long as Participant maintains a continuous status as an employee of the Company or a subsidiary of the Company. If Participant ceases to maintain a continuous status as an employee of the Company or any of its subsidiaries for any reason other than death or disability, all Units to the extent not yet vested on the date Participant ceases to be an employee shall be forfeited by Participant. If Participant dies or in the event of termination of Participant’s continuous status as an employee as a result of disability (as determined by the Board in accordance with the policies of the Company) while an employee of the Company or any of its subsidiaries, the Units awarded shall become fully vested as of the date of death or termination of employment on account of such disability. Unless changed by the Board, “disability” means that Participant ceases to be an employee on account of permanent and total disability as a result of which Participant shall be eligible for payments under the Company’s long-term disability policy.

In the event of a proposed dissolution or liquidation of the Company or of a merger or corporate combination of the Company (a “Transaction”) in which the successor entity does not agree to assume the award of restricted fund units or substitute an equivalent award, the Company shall make a determination as to the equitable treatment of the award and shall notify Participant of such treatment no later than ten (10) days prior to the consummation of such proposed Transaction. In the event the award is not assumed in connection with a Transaction, the award will terminate upon the consummation of such proposed Transaction.

Conversion Of Units And Issuance Of Fund Shares. Upon each vesting date, the value of one share of the applicable class of a series of an investment company in the Franklin Templeton Investments funds (“fund”) shall be issuable for each Unit that vests on such date (the “Shares”), subject to the terms and provisions of the AIP, the Notice of Restricted Fund Unit Award and the Restricted Fund Unit Award Agreement. Any fractional Unit that vests on a particular date shall be converted into the value of a fractional Share. Thereafter, the Company will transfer to a broker and/or dealer or equivalent entity authorized to effect transactions in such fund shares for the account of others (the “Broker/Dealer”) in the jurisdiction of Participant’s employment, or cause such Broker/Dealer to receive or otherwise credit, the aggregate vested value of such Shares for the benefit of such Participant. The Broker/Dealer will then cause the Shares to be acquired on behalf of Participant and, thereafter, the Broker/Dealer will transfer such Shares to Participant. Any Shares in a fund shall be advisor class shares or equivalent, if available; otherwise, they shall be Class A shares or equivalent or, if unavailable, the Company shall make a determination as to the class of Shares. Notwithstanding the above, the Company may, in its discretion, pay to Participant all or a portion of any vested Units in cash in an amount equal to the vested value of the Shares. The Shares or equivalent cash payment will be issued to Participant as soon as practicable after the vesting date, but in any event, within the period ending on the later to occur of the date that is two and a half (2½) months from the end of (i) Participant’s tax year that includes the applicable vesting date, or (ii) the Company’s tax year that includes the applicable vesting date.

In the event any one or more of the funds ceases to exist, the shares of such fund represented by Units subject to the award shall be replaced with shares of a comparable fund in the Franklin Templeton Investments funds which preserves the compensation element of the award existing at the time the fund ceases to exist. The determination of fund comparability shall be made by the Compensation Committee of the Board and its determination shall be final, binding and conclusive.

Right To Shares. Participant shall not have any right in, to or with respect to any of the Shares (including any voting rights) issuable under the award until the award is settled by the issuance of such Shares to Participant.

Dividends. Any dividends that are paid from time to time with respect to the Shares represented by the Units shall be deemed reinvested in the Shares with respect to which the dividend was paid and shall be credited to Participant as additional Units. Such additional Units shall vest in accordance with the terms of the applicable Standard IM Award Documents or Other IM Award Documents.

Updated Award Documents for Restricted Stock Awards and Restricted Stock Unit Awards.

Under the Company’s 2002 Universal Stock Incentive Plan (the “2002 Plan”), the Company may make awards of restricted stock and/or restricted stock units (among other types of awards) to any key executive, employee or director of the Company or its subsidiaries (each a “Plan Participant”). The Company previously filed with the Securities and Exchange Commission as exhibits to certain of its Form 8-Ks copies of its forms of Notice of Restricted Stock Award and Restricted Stock Award Agreement and Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement (collectively, “Award Documents”). The Company recently adopted updated forms of its Award Documents and, although the material terms of the Award Documents have not changed, copies of the updated Notice of Restricted Stock Award and Restricted Stock Award Agreement for awards in recognition of past efforts and contributions, Notice of Restricted Stock Award and Restricted Stock Award Agreement for inducement and/or performance awards, Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement for awards in recognition of past efforts and contributions, and Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement for inducement and/or performance awards are attached hereto as Exhibits 10.4, 10.5, 10.6 and 10.7, respectively (collectively, “Updated Award Documents”). The forms of Notice of Restricted Stock Award and Restricted Stock Award Agreement for awards in recognition of past efforts and contributions and for inducement and/or performance awards are substantially similar. Additionally, the forms of Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement for awards in recognition of past efforts and contributions and for inducement and/or performance awards are substantially similar.

The following is a summary of the principal terms of the Updated Award Documents which are qualified in their entirety by reference to Exhibits 10.4, 10.5, 10.6 and 10.7, as applicable:

Restricted Stock Awards.

The Company may issue to a Plan Participant shares of its common stock (“Stock”) as set forth in the Notice of Restricted Stock Award, subject to the rights of and limitations on Plan Participant as owner thereof as set forth in the Restricted Stock Award Agreement. All shares of Stock issued shall be deemed issued to Plan Participant as fully paid and non assessable shares, and, subject to the restrictions set forth in the 2002 Plan and the Restricted Stock Award Agreement, Plan Participant shall have all rights of a stockholder with respect thereto, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a tender offer, merger, consolidation or other reorganization.

Transfer Restrictions. No Stock issued to Plan Participant shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by Plan Participant prior to the date on which it becomes vested, except by will or the laws of descent and distribution. Plan Participant is not precluded, however, from exchanging the Stock awarded pursuant to a cash or stock tender offer, merger, reorganization or consolidation. Notwithstanding the foregoing, any securities (including stock dividends and stock splits) received with respect to shares of Stock which are not yet vested shall be subject to the provisions of the Restricted Stock Award Agreement in the same manner and shall become fully vested at the same time as the Stock with respect to which such additional securities were issued.

Vesting. Plan Participant’s interest in the Stock awarded shall become vested and nonforfeitable in accordance with the vesting schedule in the Notice of Restricted Stock Award so long as Plan Participant maintains a continuous status as an employee (as such term is defined in the 2002 Plan) of the Company or a subsidiary of the Company. If Plan Participant ceases to maintain a continuous status as an employee of the Company or any of its subsidiaries for any reason other than death or disability, all shares of Stock to the extent not yet vested on the date Plan Participant ceases to be an employee shall be forfeited by Plan Participant. If Plan Participant dies or in the event of termination of Plan Participant’s continuous status as an employee as a result of disability (as determined by the Board in accordance with the policies of the Company) while an employee of the Company or any of its subsidiaries, Plan Participant’s interest in all shares of Stock awarded shall become fully vested and nonforfeitable as of the date of death or termination of employment on account of such disability. Unless changed by the Board, “disability” means that Plan Participant ceases to be an employee on account of permanent and total disability as a result of which Plan Participant shall be eligible for payments under the Company’s long-term disability policy.

Restricted Stock Unit Awards.

The Company may issue to Plan Participant restricted stock units (“Stock Units”) as set forth in the Notice of Restricted Stock Unit Award, subject to the rights of and limitations on Plan Participant as owner thereof as set forth in the Restricted Stock Unit Award Agreement.

Transfer Restrictions. Stock Units may not be transferred by Plan Participant in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Plan Participant may designate a beneficiary of Stock Units in the event of Plan Participant’s death. The terms of the Restricted Stock Unit Award Agreement shall be binding upon the executors, administrators, heirs, successors and transferees of Plan Participant.

Vesting. Stock Units shall become vested in accordance with the vesting schedule in the Notice of Restricted Stock Unit Award so long as Plan Participant maintains a continuous status as an employee of the Company or a subsidiary of the Company. If Plan Participant ceases to maintain a continuous status as an employee of the Company or any of its subsidiaries for any reason other than death or disability, all Stock Units to the extent not yet vested on the date Plan Participant ceases to be an employee shall be forfeited by Plan Participant. If Plan Participant dies or in the event of termination of Plan Participant’s continuous status as an employee as a result of disability (as determined by the Board in accordance with the policies of the Company) while an employee of the Company or any of its subsidiaries, Stock Units awarded hereunder shall become fully vested as of the date of death or termination of employment on account of such disability. Unless changed by the Board, “disability” means that Plan Participant ceases to be an employee on account of permanent and total disability as a result of which Plan Participant shall be eligible for payments under the Company’s long-term disability policy.

Conversion Of Units And Issuance Of Shares. Upon each vesting date, one share of Stock shall be issuable for each Stock Unit that vests on such date, subject to the terms and provisions of the 2002 Plan, the Notice of Restricted Stock Unit Award and the Restricted Stock Unit Award Agreement. Upon satisfaction of any required tax or other withholding obligations, the shares of Stock will be issued to Plan Participant as soon as practicable after the vesting date, but in any event, within the period ending on the later to occur of the date that is two and a half (2½) months from the end of (i) Plan Participant’s tax year that includes the applicable vesting date, or (ii) the Company’s tax year that includes the applicable vesting date. Any fractional Stock Unit remaining after all Stock Units under the award are fully vested shall be discarded and shall not be converted into a fractional share of Stock. Notwithstanding the above, the Company may, in its discretion, pay to Plan Participant all or a portion of any vested Stock Units in cash in an amount equal to the shares of Stock, less any tax or other withholding obligations.

Right To Shares. Plan Participant shall not have any right in, to or with respect to any of the shares of Stock (including any voting rights or rights with respect to dividends paid on the Stock) issuable for a Stock Unit until the award is settled by the issuance of such shares of Stock to Plan Participant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Annual Incentive Compensation Plan.
10.2	Form of Notice of Restricted Fund Unit Award and Restricted Fund Unit Award Agreement (standard).
10.3	Form of Notice of Restricted Fund Unit Award and Restricted Fund Unit Award Agreement (other).
10.4	Form of Notice of Restricted Stock Award and Restricted Stock Award Agreement (in recognition of past efforts and contributions).
10.5	Form of Notice of Restricted Stock Award and Restricted Stock Award Agreement (inducement/performance).
10.6	Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement (in recognition of past efforts and contributions).
10.7	Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement (inducement/performance).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.
Date: November 3, 2005	/s/ Barbara J. Green
Name: Barbara J. Green Title: Vice President, Deputy General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Annual Incentive Compensation Plan.
10.2	Form of Notice of Restricted Fund Unit Award and Restricted Fund Unit Award Agreement (standard).
10.3	Form of Notice of Restricted Fund Unit Award and Restricted Fund Unit Award Agreement (other).
10.4	Form of Notice of Restricted Stock Award and Restricted Stock Award Agreement (in recognition of past efforts and contributions).
10.5	Form of Notice of Restricted Stock Award and Restricted Stock Award Agreement (inducement/performance).
10.6	Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement (in recognition of past efforts and contributions).
10.7	Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement (inducement/performance).